EXHIBIT 23.1
                                                                   ------------

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Donegal Group Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus contained in the Registration Statement.





                                                  /s/ KPMG LLP


Philadelphia, Pennsylvania
December 18, 2001



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